General Motors Company Q2 2011 Results August 4, 2011 Exhibit 99.2

Forward Looking Statements

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,”
“commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,”
“projected,” “positioned” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include:  our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planned significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products.
GM's most recent annual report on Form 10-K and quarterly report on Form
10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.

Second Quarter 2011 Highlights 2 Q2 ‘11 F/(U) vs. Q2 ‘10 Global Deliveries 2.3M Net Revenue $39.4B EBIT - Adj. $3.0B - GMNA $2.2B - GME $0.1B - GMIO $0.6B - GMSA $0.1B Auto Free Cash Flow $3.8B

Q2
2010
Q2
2011
GAAP
Net Revenue ($B) 33.2 39.4
Operating Income ($B) 1.9 2.5
Net Income to Common Stockholders ($B) 1.3 2.5
EPS – Diluted ($/Share) 0.85 1.54
Non- GAAP
EBIT- Adj. ($B) 2.0 3.0
Automotive Free Cash Flow ($B) 2.8 3.8
Summary of Q2 2011 Results

Note: Starting Q4 2010 EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

Net Income Impact of Special Items

Q2
2010
Q2
2011
Net Income to Common Stockholders ($B) 1.3 2.5
EPS – Diluted ($/Share) 0.85 1.54
Special Items Included ($B):
None - -
Total Impact of Special Items:
Net Income to Common Stockholders ($B) - -
EPS – Diluted ($/Share) - -

Info Item: Fully Diluted EPS Calculation
Q2
2010
Q1
2011
Q2
2011
Net income to stockholders ($B)
Cumulative dividend on Series A
Cumulative dividend on Series B
Undistributed earnings allocated to Series B
Net income to common ($B)
1.5
(0.2)
n/a
n/a
1.3
3.4
(0.2)
(0.1)
0.0
3.2
3.0
(0.2)
(0.1)
(0.3)
2.5
Add back Series B Preferred dividend n/a 0.1 0.0
Net income to common – diluted EPS calc. ($B) 1.3 3.2 2.5
Fully diluted share count (M)
Memo: Series B equivalents included
1,567
n/a
1,817
148
1,654
0
EPS – Diluted ($/share) 0.85 1.77 1.54
Memo:
Average stock price in $33.00 - $39.60 range
EPS calculation method
n/a
n/a
Y
If Converted
N
Two-Class
Note: Results may not foot due to rounding

Q2 Operating Income Walk to EBIT- Adj.

($B)
Q2
2010
Q2
2011
Operating Income 1.9 2.5
Equity Income 0.4 0.4
Non-Controlling Interests (0.1) 0.0
Non-Operating Income (0.2) 0.2
Earnings Before Interest & Taxes (EBIT) 2.0 3.0
Less Special Items 0.0 0.0
EBIT- Adj. 2.0 3.0
Note: Results may not foot due to rounding
Note: Starting Q4 2010 EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis

1.6
2.2
(0.2)
0.1
0.5
0.6
0.2
0.1
n/a
0.1
(0.1)
(0.2)
2.0
3.0
0.0
0.0
2.0
3.0
GMNA
GME
GMIO
GMSA
GMF*
Corp. / Elims
EBIT - Adj.
Plus Special Items
EBIT

Q2 EBIT & EBIT- Adj.
($B)
* GMF at an Earnings Before Tax basis (EBT)
GMNA
GME GMIO GMSA
GMF*
Corp./
Elims
EBIT-Adj.
Plus
Special Items
EBIT
Q2 2010
Q2 2011
Note: Results may not foot due to rounding

Global Deliveries
(000’s)
Global Share 11.4% 11.5% 11.4% 12.2%
GM deliveries & market share include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network
8
2,162
2,068
2,179
2,216
2,320
1,000
1,700
2,400
Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
11.6%

Earnings Before Interest & Taxes
($B)
Revenue ($B) 33.2 34.1 36.9 36.2 39.4
Oper Inc % Rev 5.7% 5.4% 0.6% 2.6% 6.2%
EBIT-Adj % Rev. 6.1% 6.7% 2.8% 5.6% 7.5%
Production (000’s) 2,257 2,104 2,269 2,327 2,400
1.0
EBIT-Adj.
2.0
EBIT-Adj.
Note: Starting Q4 2010 EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis
9
2.0
2.3
1.3
3.5
3.0
0.0
1.0
2.0
3.0
4.0
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011

Consolidated EBIT – Q2 2010 vs. Q2 2011
Q2 2010
EBIT ($B)
Q2 2011
EBIT ($B)
$1.0B Improvement
EBIT EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
0.6
1.0
(0.4)
(0.2)
Volume /
Mix
Price Cost
Other
0.0
2.0 2.0
3.0
0.0
3.0

GMNA Deliveries (000’s) GMNA Share 18.7% 17.7% 18.5% 18.3% 19.1% U.S. Share 19.4% 18.3% 19.1% 19.0% 20.0% 716 660 685 684 11 784 0 450 900 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011

22%
20%
18%
16%
14%
12%
10%
8%
6%
5,500
5,000
4,500
4,000
3,500
3,000
2,500
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

Key GMNA Performance Indicators
Avg. U.S. Retail Incentive as % of ATP
GM %
9.9 11.2 11.7 12.6 10.7 9.6 9.6 9.4 10.4 12.6 13.2 9.8 8.9 9.1 8.9 9.5
GM vs. Ind.
(GM % / Ind. %)
0.95 1.03 1.10 1.12 1.01 0.95 1.02 0.97 1.00 1.26 1.23 0.96 1.00 1.10 1.01 0.98
Share
$/Unit
U.S. Retail Share
U.S. Total Share Avg. GM U.S. Retail
Incentive
Note:  Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data
Jul
2011
est.

GMNA Earnings Before Interest & Taxes
($B)
Revenue ($B) 20.3 21.5 22.0 22.1 23.1
EBIT-Adj % Rev 7.9% 9.9% 3.4% 5.7% 9.7%
Production (000’s)
731 707 703 786 824
U.S. Dealer Inv (000’s)
438 478 511 574 605
1.6
2.1
0.8
2.9
13
2.2
(1.0)
0.0
1.0
2.0
3.0
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
1.3
EBIT-Adj.

GMNA EBIT – Q2 2010 vs. Q2 2011
Q2 2010
EBIT ($B)
Q2 2011
EBIT ($B)
$0.6B Improvement
EBIT EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
0.3
0.8
(0.2)
(0.3)
Volume /
Mix
Price Cost
Other
0.0
1.6
1.6
2.2
0.0
2.2

1,400
1,200
1,000
800
600
400
999
904
882
669
445
520
2005
2006
2007
2008
2009
2010

Info Item: U.S. Full-size Pickup Dealer Stock

U.S. Dealer Stock Units (000’s) Days Supply
December 2010
June 2011
July 2011
December 2011 Objective
159
219
209
~200
70
122
115
~90
5 Plant
Capacity
1,300
Normal
3 Plant
Capacity
~780
2012
3 Plant
Capacity
~640
U.S. Sales
(000’s)
U.S. Country of
Sale Capacity*
(000’s)
GM U.S. F/S
Pickup Sales
GM U.S. Country Of Sale
F/S Pickup Capacity
* Capacity on three-shift basis

EBIT-Adj.
(prior period)
Volume Mix Price Cost
C$
NML Other
EBIT-Adj.
(current period)
$1.6B
(Q2 2010)
0.1 0.2 0.6 0.0 (0.4) 0.0
$2.1B
(Q3 2010)
$2.1B
(Q3 2010)
0.4 (0.9) (0.3) (0.5) 0.0 0.0
$0.8B
(Q4 2010)
$0.8B
(Q4 2010)
0.2 0.1 (0.1) 0.2 0.0 0.1
$1.3B
(Q1 2011)
$1.3B
(Q1 2011)
0.0 0.2 0.6 0.0 0.2 (0.1)
$2.2B
(Q2 2011)
$1.6B
(Q2 2010)
0.6 (0.3) 0.8 (0.2) (0.2) (0.1)
$2.2B
(Q2 2011)
Info Item: GMNA EBIT-Adj (Sequential & Y-o-Y)
($B)
Note: Results may not foot due to rounding

900
450
0
443
128
315
389
115
274
427
129
298
429
109
320
483
143
340
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

17

GME Deliveries
(000’s)
GME Share 8.8% 8.9% 9.0% 8.5% 9.1%
Germany Share 8.0% 8.5% 9.0% 8.2% 8.9%
U.K. Share 13.8% 12.6% 12.4% 12.6% 13.3%
Chevrolet
GME Excl.
Chevrolet
GME deliveries and market share include unit sales of Chevrolets produced by GMIO and delivered to customers in GME.
Revenue and associated costs of these unit sales are reported by
GMIO

3.0
2.0
1.0
0.0
(1.0)
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

GME Earnings Before Interest & Taxes
($B)
Revenue ($B) 6.0 5.7 6.9 6.9 7.5
EBIT-Adj % Rev (2.6)% (9.9)% (9.2)% 0.1% 1.4%
Production (000’s) 331 286 313 344 326
(0.2)
(0.6) (0.6)
(0.4)
0.0
EBIT-Adj.

0.1

GME EBIT – Q2 2010 vs. Q2 2011
Q2 2010
EBIT ($B)
Q2 2011
EBIT ($B)
$0.3B Improvement
EBIT
EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
Volume /
Mix
Price Cost
Other
0.2
0.0
0.2
(0.1)
0.0
0.0
(0.2)
(0.2)
0.1 0.1

900
450
0
771
751
782
855
780
586
567
576
686
588
185
184
206
169
192
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

20

GMIO Deliveries (000’s) GMIO Share 8.9% 8.7% 8.6% 9.2% 9.6% China Share 13.1% 13.6% 11.6% 13.6% 13.3% India Share 4.0% 3.0% 3.4% 3.1% 3.4% China GMIO Excl. China 20

($B)
3.0
2.0
1.0
0.0
(1.0)
0.5
0.4
0.5
0.3
0.3
0.2
0.6
EBIT-Adj.
0.4
0.5
0.6
0.4
Equity
Income
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011

GMIO Earnings Before Interest & Taxes
Revenue ($B)
EBIT margin from
consolidated operations*
Total China JV NI/Rev**
5.3
3.7%
12.6%
5.1
4.5%
11.9%
6.1
2.0%
7.7%
5.4
3.0%
12.0%
6.6
3.4%
11.1%
Consolidated Prod. (000’s)
Joint Venture Prod. (000’s)
Total Production (000’s)
268
697
965
235
631
866
265
747
1,012
257
709
966
310
693
1,003

*  Excludes equity income and non-controlling interest adjustment. See supplementary schedule S9 for additional details.
** Revenue not consolidated in GM results, pro-rata share of earnings reported as equity inc.

EBIT
EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
Volume /
Mix
Price
Cost Other
Q2 2010
EBIT ($B)
Q2 2011
EBIT ($B)
$0.1B Improvement
0.1
(0.2)
0.1
0.1
0.0
0.0
0.5 0.5
0.6
0.6
GMIO EBIT – Q2 2010 vs. Q2 2011

900
450
0
231
146
85
268
169
99
285
186
99
248
143
105
273
161
112
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

GMSA Deliveries (000’s) GMSA Share 19.5% 19.8% 19.6% 18.7% 19.2% Brazil Share 18.4% 18.3% 18.4% 17.3% 17.6% Brazil GMSA Other 23

3.0
2.0
1.0
0.0
(1.0)
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

GMSA Earnings Before Interest & Taxes ($B) Revenue ($B) 3.6 4.0 4.5 3.9 4.4 EBIT-Adj % Rev 5.4% 4.1% 4.4% 2.3% 1.3% Production (000’s) 230 245 241 231 247 0.2 0.2 0.2 0.1 0.1 24

GMSA EBIT – Q2 2010 vs. Q2 2011
Q2 2010
EBIT ($B)
Q2 2011
EBIT ($B)
$0.1B Reduction
EBIT
0.0
(0.2)
0.0
0.1
EBIT
EBIT-Adj.
Less Special
Items
EBIT-Adj.
Plus Special
Items
Volume /
Mix
Price Cost Other
0.2
0.2
0.0
0.1
0.0
0.1

Automotive Free Cash Flow
($B) Q2 2010 Q2 2011
Net Income to Common Stockholders 1.3 2.5
Add-back Non-Controlling Interests, Preferred Dividends &
undistributed earnings allocated to Series B
0.3 0.5
Deduct Non-Auto (GM Financial) n/a (0.2)
Automotive Net Income 1.6 2.9
Depreciation / Amortization 1.7 1.6
Working Capital 0.0 0.1
Pension / OPEB – Cash in Excess of Expense (0.2) (0.4)
Other 0.7 0.7
Automotive Net Cash Provided/(Used)
Operating Activities
3.8 5.0
Capital Expenditures (1.0) (1.2)
Automotive Free Cash Flow 2.8 3.8
Note: Results may not foot due to rounding

Key Automotive Balance Sheet Items
($B)
Jun. 30
2010
Mar. 31
2011
Jun. 30
2011
Cash & marketable securities* 32.5 30.6 33.8
Available Credit Facilities
1.1 5.9 5.9
Available Liquidity* 33.6 36.5 39.7
Key Obligations:
Debt 8.2 5.0 4.7
Series A Preferred Stock 7.0 5.5 5.5
U.S. Pension Underfunded Status** 15.8 11.2 10.8
Unfunded OPEB 9.3 10.0 10.0
*    Includes Canadian HC Trust restricted cash
**  Excludes U.S. non-qualified plan PBO of ~$0.9 billion
*** Excludes  ~$2B stock contribution completed 1/13/11 that will be counted as a plan asset starting in July 2011
***

***

GM Financial
Q2
2010
Q2
2011
Industry Avg. (Excl. GM)
Q2
2010
Q2
2011
GM Sales Penetrations
U.S. Subprime (<=620) 4.9% 6.8%
4.2% 5.1%
U.S. Lease 6.5% 13.3%
20.9% 21.2%
Canada Lease 2.7% 8.4%
15.8% 19.0%
GM / GMF Linkage
GM as % of GMF Originations
(GM New / GMF Loan & Lease)
14.0% 38.0%
GMF as % of GM U.S. S/P & Lease 11.1% 18.1%
GMF Performance
GMF Credit Losses
(annualized net charge-offs as % avg. receivables)
4.5% 2.4%
EBT ($M) 139* 144
28
GM Sales Penetrations based on JD Power PIN
* GM acquired GMF in Oct. 2010, prior to this GMF was an independent entity and not consolidated into GM results. Q2 2010 does not reflect purchase accounting and is not directly comparable to Q2 2011

Second Quarter Summary
• Solid second quarter results
-
Continued success in the marketplace
-
Improved GMNA margins
-
Continued progress in Europe
• Good progress, but more to do
-
Flawless execution of H2 production launches
-
Focus on cost containment
-
Leverage global growth
• Based on current industry outlook, expect H2 2011
EBIT-Adj. to be modestly lower than H1, and full-year
2011 EBIT-Adj. to show solid improvement over 2010

New GM 30 New Business Model Significantly Lower Risk Profile Leverage to Global Growth

Success in Marketplace
Segment
Retail Market
Share
14.6%
+ $3,800
49%
15.5%
+ $7,000
45%
Average
Transaction
Price (ATP)
36 month
Residual
Value
4.7% 31%
Prior
Chevrolet Equinox, Q2 2009
Buick LaCrosse, Q2 2009
5.3% 31%
Current
Chevrolet Equinox, Q2 2011
Buick LaCrosse, Q2 2011
12.5%
+ $4,200
6.2%
Chevrolet Cobalt, Q2 2010 Chevrolet Cruze, Q2 2011
48%
41%

Residual value based on ALG 36 mo. May/June

32 2005 2006 2007 2008 2009 2010 2011 Success in Marketplace GM Total U.S. Share GM Global Share New GM 10% 15% 20% 25% 30% Old GM

Leverage Global Growth
Industry
Volume
2010*
(Millions)
5 YR Industry
Growth
2010-2015E*
2011 H1 GM
2011 H1 GM
Performance
Performance
(Millions)
% Global
Growth
Market
Position**
Market
Share**
BRIC
- China
25
17
+ 12
+ 8
50%
33%
1
1
12%
>13%
North America 14 +   6 25% 1 19%
Western Europe 14 +   2 8% 5 8%
All Other 19 +   4 17% 3 8%
72 + 24 100%
*   2010 industry volume & 5 YR projected growth based on IHS Automotive car and light truck sales forecast July 2011
**  GM market position and share based on GM internal data and includes sales by joint ventures on a total vehicle basis

Significantly Lower Risk Profile

• Profitable in all regions, Q2 2011
• H1 GMNA EBIT-Adj. $3.5B, US
SAAR 12.8M
• H1 GME EBIT-Adj. $0.1B, +$0.9B
vs. 2010
• $39.7B Automotive Liquidity
• $4.7B Automotive Debt
• $10.8B  underfunded status of U.S.
qualified pension plans
Break- Even at
Bottom of
Cycle
Fortress
Balance Sheet

New GM 35 New Business Model Significantly Lower Risk Profile Leverage to Global Growth

General Motors Company Select Supplemental Financial Information

EBIT Walk to Net Income to Common Stockholders
S1
($B)
Q2
2010
Q2
2011
GMNA 1.6 2.2
GME (0.2) 0.1
GMIO 0.5 0.6
GMSA 0.2 0.1
Corp & Elims (0.1) (0.2)
GMF n/a 0.1
Total EBIT 2.0 3.0
Interest Expense / (Income) 0.1 0.0
Income Tax Expense / (Benefit) 0.4 (0.1)
Net Income to Stockholders 1.5 3.0
Undistributed earnings allocated to Series B (Basic) n/a 0.3
Dividends on Preferred Stock 0.2 0.2
Net Income to Common Stockholders 1.3 2.5
Note: Starting Q4 2010 EBIT includes GM Financial on an Earnings Before Tax (EBT) basis
Note: Results may not foot due to rounding

Reconciliation of Q2 2011 EBIT-Adj.
($B)
Q2
2010
Q2
2011
Net Income to Common Stockholders 1.3 2.5
Add Back:
Undistributed earnings allocated to Series B (Basic) n/a 0.3
Dividends on Preferred Stock 0.2 0.2
Interest Expense / (Income) 0.1 0.0
Income Tax Expense / (Benefit) 0.4 (0.1)
Earnings Before Interest & Taxes (EBIT)
2.0 3.0
Less Special Items:
None
0.0
0.0
Total Special Items
0.0
0.0
EBIT – Adj. 2.0 3.0
Note: Results may not foot due to rounding
S2
Note: Starting Q4 2010 EBIT includes GM Financial on an Earnings Before Tax (EBT) basis

Q2 2011 Special Items ($B) Q2 2010 Q2 2011 Total GMNA 0.0 0.0 Total GME 0.0 0.0 Total GMIO 0.0 0.0 Total GMSA 0.0 0.0 Total Corp. 0.0 0.0 Total Special Items 0.0 0.0 S3

Restructuring (not included in special items)
($B)
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
GMNA – Dealer Related 0.0 0.0 0.0 0.0 0.0 0.0
GMNA – Non-Dealer
Related
0.1 0.0 0.1 0.2 0.0 0.0
Total GMNA
0.1 0.0 0.1 0.2 0.0 0.0
Total GME (0.3) (0.2) (0.1) (0.1) 0.0 (0.1)
Total GMIO
0.0 0.0 0.0 0.0 0.0 0.0
Total GMSA 0.0 0.0 0.0 0.0 0.0 0.0
Total (0.2) (0.2) (0.1) 0.1 (0.1) (0.1)
S4
Note: Results may not foot due to rounding

Operating Income Walk to EBIT- Adj
($B)
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Operating Income 1.9 1.8 0.2 0.9 2.5
Equity Income 0.4 0.4 0.3 2.1 0.4
Non-Controlling Interests (0.1) (0.1) (0.1) 0.0 0.0
Non-Operating Income/(Expense) (0.2) 0.1 0.9 0.5 0.2
Earnings Before Interest & Taxes
(EBIT)
2.0 2.3 1.3 3.5 3.0
Less Special Items 0.0 0.0 0.3 1.5 0.0
EBIT- Adj. 2.0 2.3 1.0 2.0 3.0
Note: Starting Q4 2010  EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis
S5
Note: Results may not foot due to rounding

Reconciliation of Automotive Free Cash Flow
($B)
Q2
2010
Q2
2011
Net cash provided by operating activities 3.8 5.1
Less net cash provided by operating activities-GM Financial n/a 0.1
Automotive Net Cash Provided/(Used)
Operating Activities
3.8 5.0
Capital expenditures (1.0) (1.2)
Automotive Free Cash Flow 2.8 3.8
S6
Note: Results may not foot due to rounding

GM Financial – Key Metrics
($M)
Q2 2011
Memo:
Q2 2010**
Earnings Before Tax 144
139
Total Originations 1,522
906
GM new vehicles as % of total 38.0%
14.0%
Finance Receivables 9,110
8,734
Delinquencies (>30 days)* 6.1%
8.9%
Annualized net charge-offs as % of
avg. receivables
2.4%
4.5%
S7
* Excludes finance receivables in repossession
** GM acquired GMF in Oct. 2010, prior to this GMF was an independent entity and not consolidated into GM results. Q2 2010 does not reflect purchase accounting and is not directly comparable to Q2 2011

Info Item: GMNA – C$ Net Monetary Liability
GMNA CAD NML Translational Impact
Q1
2010
Q2
2010
Q3
2010
Q4
2010
CY
2010
Q1
2011
Q2
2011
Non-Cash EBIT Impact ($B) $(0.2) $0.2 $(0.2) $(0.2) $(0.4) $(0.2) $0.0
Period End FX
(CAD per USD)
Inc/(Dec) vs. Prior Period
1.0164
(0.0323)
1.0491
0.0327
1.0269
(0.0222)
0.9980
(0.0289)
0.9980
(0. 0507)
0.9713
(0.0267)
0.9730
0.0017
• GM Canada balance sheet includes ~CAD $7B Net Monetary Liability
(NML) position, primarily pension, OPEB and accrued liabilities
• USD value of NML will vary due to difference in period end to period end FX
• Since GM Canada is USD functional, translation exchange realized as non-
cash charge recorded to GMNA P&L
S8

Calculation of EBIT-Adj. as a Percent of Revenue
($B)
Q2
2010%
Q3
2010%
Q4
2010%
Q1
2011%
Q2
2011%
Consolidated
Revenue 33.2 34.1 36.9 36.2 39.4
Operating Income 1.9 5.7% 1.8 5.4% 0.2 0.6% 0.9 2.6% 2.5 6.2%
EBIT-Adj. 2.0 6.1% 2.3 6.7% 1.0 2.8% 2.0 5.6% 3.0 7.5%
GMIO
Revenue 5.3 5.1 6.1 5.4 6.6
Operating Income 0.3 5.2% 0.1 2.5% 0.1 1.1% 0.1 1.8% 0.2 2.3%
Non-Operating Income (Expense) (0.1) 0.1 0.1 0.0 0.1
Plus Special Items * 0.0 0.0 0.0 0.1 0.0
EBIT from consolidated operations 0.2 3.7% 0.2 4.5% 0.1 2.0% 0.2 3.0% 0.2 3.4%
Note: EBIT-Adj. includes GMF on an Earnings Before Tax (EBT) basis; Results may not foot due to rounding
*  Q1 2011 includes $67 million charge recorded as a special item
S9